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                                                                   Exhibit 10.05


                Collateral Assignment of Partnership Interests

     This Collateral Assignment of Partnership Interests (the "Assignment") is dated as of September 6, 1996, made by LaSalle Partners Management Limited Partnership, a Delaware limited partnership ("LPML") and LaSalle Partners Limited Partnership, a Delaware limited partnership ("LPL") (LPL and LPML are hereinafter referred to collectively as the "Assignors" and individually as an "Assignor") and Harris Trust and Savings Bank ("Harris") with its mailing address 111 West Monroe Street, Chicago, Illinois 60690 acting as agent hereunder for the Lenders hereinafter identified and defined (Harris acting as such agent and any successor or successors to Harris acting in such capacity being hereinafter referred to as the "Agent");

                               Witnesseth That:

     Whereas, the Assignors, Harris, individually and as Agent, and LaSalle National Bank, have entered into a Credit Agreement dated as of September 6, 1996 (such Credit Agreement as the same may be amended, modified or restated from time to time being hereinafter referred to as the "Credit Agreement"), pursuant to which such lenders (Harris and the other lenders which are now or which from time to time hereafter become party to the Credit Agreement being hereinafter referred to collectively as the "Lenders" and individually as a "Lender") have agreed, subject to certain terms and conditions, to extend credit and make certain other financial accommodations available to the Assignors;

     Whereas, as a condition precedent to extending the credit facilities to the Assignors under the Credit Agreement, the Lenders have required, among other things, that the Assignors grant to the Agent a lien on and security interest in certain properties of the Assignors as collateral security for such credit facilities and related obligations pursuant to this Agreement;

     Now, Therefore, for and in consideration of the execution and delivery by the Lenders of the Credit Agreement, and other good and valuable consideration, receipt whereof is hereby acknowledged, the parties hereto hereby agree as follows:

     1. Assignment of Partnership Interest. Each Assignor does hereby assign and transfer to the Agent for the benefit of the Lenders and acknowledges and agrees that the Agent for the benefit of the Lenders has and shall continue to have a security interest in (i) all right, title and interest of such Assignor, whether now owned or hereafter acquired in and to each partnership and limited liability company identified on Schedule A attached hereto and made a part hereof as such Schedule may from time to time be amended as hereinafter set forth, and each successor to each such partnership or limited liability company (such partnerships, limited liability companies and successors being hereinafter referred to collectively as the "Partnerships" and individually as a "Partnership"), (ii) all payments and distributions of whatever kind or character and whether in cash or other property at any time made, owing or payable to such Assignor from, in respect of or on account of its interests (whether now owned or hereafter acquired) in each of the Partnerships, whether due or to become due and whether representing profits, distributions pursuant to complete or partial liquidation or dissolution of such Partnership, distributions representing the complete or partial redemption of such Assignor's interest in such Partnership or the complete or partial withdrawal of such Assignor from such Partnership, repayment of capital contributions, payment of management fees or commissions, or otherwise, and the right to receive, receipt for, use and enjoy all such payments and distributions, and all proceeds thereof, in every case whether now existing or hereafter acquired or arising, and (iii) all proceeds of any of the foregoing (all of the foregoing rights, interests, properties, and privileges assigned and in which a security interest is granted pursuant hereto being hereinafter collectively called the "Assigned Interests"). This pledge and assignment constitutes an assignment of the rights of each Assignor with respect to the Assigned Interests only and not an assignment of any duties or obligations any Assignor may have with regard to the management of, or the giving of advice to, the Partnerships. Notwithstanding anything herein to the contrary, the Agent and Lenders acknowledge that the Agent does not by reason of this assignment and pledge, and is not hereby granted the right, to become a substituted partner in place of the relevant Assignor.

     2. Obligations Hereby Secured. This Assignment is made and given to secure, and shall secure, the payment and performance of (a) the Obligations (as defined in the Credit Agreement) and (b) any and all expenses and charges, legal or otherwise, suffered or incurred by the Agent or any Lender in collecting or enforcing any of such indebtedness, obligations and liabilities or in realizing on or protecting or preserving any security therefor, including, without limitation, the lien and security interest granted hereby other than any of the foregoing that result from the gross negligence or willful misconduct of the Agent or such Lender (all of the foregoing being hereinafter referred to as the "Obligations").

     3. Covenants, Agreements, Representations and Warranties. Each Assignor hereby covenants and agrees with, and represents and warrants to, the Agent and Lenders that:

     (a) Each Assignor is a limited partnership duly organized and validly existing in good standing under the laws of the State of Delaware, is the sole and lawful legal, record and beneficial owner of the Assigned Interests, and has full right, power and authority to enter into this Agreement and to perform each and all of the matters and things herein provided for. The execution and delivery of this Agreement, and the observance and performance of the matters and things herein set forth, will not (i) contravene or constitute a default under any provision of law, or any judgment, injunction, order or decree binding upon either Assignor, or any provision of either Assignor's partnership agreement, or any covenant, indenture or agreement of or affecting either Assignor or any of their respective property, or (ii) result in the creation or imposition of any lien or encumbrance on any property of either Assignor except for the lien and security interest in the Assigned Interests granted to the Lender pursuant to this Agreement and except as permitted under Section 6.15(g) of the Credit Agreement. Each Assignor's chief executive office is located at 200 East Randolph, Chicago, Illinois 60601, and neither Assignor shall move its chief executive office without first providing the Agent 30 days prior written notice of either Assignor's intent to do so, provided that each Assignor shall at all times maintain its chief executive office in the United States of America and, with respect to any such new location, either Assignor shall have taken all action requested by the Agent to maintain the lien and security interest of the Agent in the Assigned Interests at all times fully perfected and in full force and effect.

     (b) The Assigned Interests and every part thereof is and will be free and clear of all security interests, liens (including, without limitation, mechanics', laborers' and statutory liens), attachments, levies and encumbrances of every kind, nature and description and whether voluntary or involuntary, except for the security interest of the Agent therein and the Liens permitted under Section 6.15 of the Credit Agreement. Each Assignor shall warrant and defend the Assigned Interests against any claims and demands of all persons or entities at any time claiming the same or any interest in the Assigned Interests adverse to the Agent. Each Assignor has the right to vote the Assigned Interests and there are no restrictions upon the voting rights associated with, or the transfer of, any of the Assigned Interests, except as provided by federal and state laws applicable to the sale of securities generally or as otherwise disclosed to the Lender in writing.

     (c) Except as permitted under Sections 6.15(g) and 6.11 of the Credit Agreement, neither Assignor shall, without the Agent's prior written consent, sell, assign, pledge, encumber, or otherwise dispose of the Assigned Interests or any interest therein.

     (d) Each Assignor shall promptly pay when due all taxes, assessments and governmental charges and levies upon or against such Assignor or the Assigned Interests, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith by appropriate proceedings which prevent foreclosure on or other realization upon any of the Assigned Interests and such Assignor shall have established adequate reserves therefor.

     (e) Each Assignor agrees to execute and deliver to the Agent such further agreements, assignments, instruments and documents and to do all such other things as the Agent or any Lender may deem necessary or appropriate to assure the Agent its lien and security interest hereunder, including such assignments, stock powers, financing statements. instruments and documents as the Agent or any Lender may from time to time require in order to comply with the Uniform Commercial Code as enacted in the State of Illinois and any successor statute(s) thereto (the "Code"). Each Assignor hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Agent without notice thereof to either Assignor wherever the Agent in its sole discretion desires to file the same. In the event for any reason the law of any jurisdiction other than Illinois becomes or is applicable to the Assigned Interests or any part thereof, or to any of the Obligations, each Assignor agrees to execute and deliver all such agreements, assignments, instruments and documents and to do all such other things as the Agent or any Lender in their sole discretion deems necessary or appropriate to preserve, protect and enforce the lien and security interest of the Agent under the law of such other jurisdiction. Each Assignor agrees to mark its books and records to reflect the lien and security interest of the Agent in the Assigned Interests.

     (f) If, as and when an Assignor assigns any partnership interests hereunder in addition to those listed on Schedule A hereto, such Assignor shall furnish to the Agent a duly completed and executed amendment to such Schedule in substantially the form (with appropriate insertions) of Schedule B hereto reflecting the securities pledged hereunder after giving effect to such addition.

     (g) After the occurrence and during the continuance of a Default or the occurrence of an event which with the lapse of time or the giving of notice would be a Default under Section 7.6 of the Credit Agreement, on failure of an Assignor to perform any of the covenants and agreements herein contained, the Agent may, at its option, perform the same and in so doing may expend such sums as the Agent may deem advisable in the performance thereof, including, without limitation, the payment of any taxes, liens and encumbrances, expenditures made in defending against any adverse claims, and all other expenditures which the Agent may be compelled to make by operation of law or which the Agent may make by agreement or otherwise for the protection of the security hereof. All such sums and amounts so expended shall be repayable by the Assignors immediately without notice or demand, shall constitute additional Obligations secured hereunder and shall bear interest from the date said amounts are expended at the rate per annum applicable to past due Domestic Rate Loans (as defined in the Credit Agreement). No such performance of any covenant or agreement by the Agent on behalf of an Assignor, and no such advancement or expenditure therefor, shall relieve such Assignor of any default under the terms of this Agreement or in any way obligate the Agent or any Lender to take any further or future action with respect thereto. The Agent, in making any payment hereby authorized, may do so according to any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim. The Agent, in performing any act hereunder, shall be the sole judge of whether an Assignor is required to perform same under the terms of this Agreement. The Agent is hereby authorized to charge any depository or other account of either Assignor maintained with the Agent excluding all accounts of either Assignor in a fiduciary capacity for the amount of such sums and amounts so expended.

     (h) Each Assignor further warrants to and agrees with the Agent as follows:

          (i) that said Partnerships are valid and existing entities of the type listed on Schedule A and are duly organized and existing under applicable law; and

          (ii) that the copies of the Organizational Agreements (as defined below) for the Partnerships heretofore delivered to the Agent are true and correct copies thereof and have not been amended or modified in any respect, except for such amendments or modifications as are attached to the copies thereof delivered to the Agent.

     (i) The Assignor will not, without the prior written consent of the Agent, consent to any amendment or modification to any of the Organizational Agreements which would in any manner materially adversely affects or impairs the Assigned Interests or reduce or dilute the rights of the Assignor with respect to any of the Partnerships, any of such done without such prior written consent to be null and void. The Assignor will send to the Agent copies of all notices and communications with respect to each Partnership alleging the existence of a default by Assignor in the performance of any of its obligations under any Organizational Agreement. The Assignor agrees that it will promptly notify the Agent of any litigation which might materially or adversely affect the Assignor or a Partnership or any of their respective properties and of any material adverse change in the operations, business properties, assets or conditions, financial or otherwise, of the Assignor or any Partnership. The Assignor will promptly perform all of its material obligations under each Organizational Agreement. After the occurrence and during the continuance of a Default or the occurrence of an event which with the lapse of time or the giving of notice would be a Default under Section 7.6 of the Credit Agreement, in the event Assignor fails to pay or perform any material obligation arising under any Organizational Agreement or otherwise related to any Partnership, the Agent may, but need not, pay or perform such obligation at the expense and for the account of the Assignor and all funds expended for such purposes shall constitute Obligations which the Assignor promises to pay to the Agent together with interest thereon at the rate per annum determined by adding 2% to the rate from time to time announced by the Agent as its prime commercial rate (with any change in the interest rate hereon resulting from a change in such prime commercial rate to be and become effective as of and on the date of the relevant change in such prime commercial rate).

     4. Special Provisions re: Partnership Distributions. Each Assignor hereby authorizes and directs the Partnerships and any other party at any time holding funds due such Assignor and constituting part of the Assigned Interests whether or not a default has occurred hereunder or in respect of the Obligations, to make all distributions or payments now due or hereafter to become due to such Assignor in respect of or constituting part of the Assigned Interests directly to the Agent if the Agent should at any time so demand and agree that such payment or distribution to the Agent as aforesaid shall be a good receipt and acquittance to such Assignor to the extent so made. All proceeds in respect of and all distributions or payments constituting part of the Assigned Interests at any time received by the Agent may be retained by the Agent as additional collateral security hereunder or may be applied by the Agent to the Obligations at such time or times and in such order as the Agent may deem proper, whether or not the Obligations be then due or otherwise adequately secured. Anything to the contrary contained herein notwithstanding, so long as a Partnership has not received written notice from the Agent to the contrary, such Assignor shall be entitled to receive from such Partnership, and such Partnership shall be entitled to distribute directly to such Assignor, so much of the ordinary net earnings of the Partnership as such Assignor shall be entitled to pursuant to the terms of the agreement under which such Partnership has been formed (each such agreement being hereinafter referred to as "Organizational Agreement") (subject to the provisions of the Credit Agreement such distributions to in no event include distributions in complete or partial liquidation of such Partnership or the interest of such Assignor therein or distributions out of the proceeds of any sale of such Partnership's property other than the sale of obsolete or worn out personal property which has been replaced by such Partnership with property of equal utility or out of the proceeds of any loan to a Partnership secured by the Partnership's property or out of the proceeds of any insurance carried on the Partnership's property).

     5. Power of Attorney. Each Assignor hereby appoints the Agent, and each of its nominees, officers, agents, attorneys, and any other person whom the Agent may designate, as such Assignor's attorney-in-fact, with full power and authority upon the occurrence and during the continuation of a Default to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all sums or properties which may be or become due, payable or distributable in respect of the Assigned Interests or any a part thereof, with full power to settle, adjust or compromise any claim thereunder or therefor as fully as such Assignor could itself do, to endorse such Assignor's name on any assignments, or other instruments of transfer and on any checks, notes, acceptances, money orders, drafts and any other forms of payment or security that may come into the Agent's possession and on all documents of satisfaction, discharge or receipt required or requested in connection therewith, and, in its discretion, to file any claim or take any other action or proceeding, either in its own name or in the name of such Assignor, or otherwise, which the Agent or any Lender may deem necessary or appropriate to collect or otherwise realize upon all or any part of the Assigned Interests, or effect a transfer thereof, or which may be necessary or appropriate to protect and preserve the right, title and interest of the Agent in and to such Assigned Interests and the security intended to be afforded hereby. Each Assignor hereby ratifies and approves all acts of any such attorney and agrees that neither the Agent nor any such attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct. The Agent may file one or more financing statements disclosing its security interest in all or any part of the Assigned Interests without a Assignor's signature appearing thereon, and each Assignor also hereby grants the Agent a power of attorney to execute any such financing statements, and any amendments or supplements thereto, on behalf of such Assignor without notice thereof to such Assignor. The foregoing powers of attorney, being coupled with an interest, are irrevocable until the Obligations have been fully paid and satisfied and all agreements of the Agent or any Lender to extend credit to or for the account of either Assignor under the Credit Agreement have expired or otherwise have been terminated.

     6. Defaults and Remedies.

     (a) If a Default shall have occurred and be continuing, all rights of each Assignor to receive and retain the distributions which it is entitled to receive and retain shall, at the option of the Agent, cease and thereupon become vested in the Agent which, in addition to all other rights provided herein or by law, shall then be entitled solely and exclusively to receive and retain the distributions which such Assignor would otherwise have been authorized to retain pursuant to Section 4 hereof and all rights of such Assignor to exercise the voting and/or consensual powers which it is entitled to exercise pursuant to
Section 4 hereof shall, at the option of the Agent, cease and thereupon become vested in the Agent which, in addition to all other rights provided herein or by law, shall then be entitled solely and exclusively to exercise all voting and other consensual powers pertaining to the Assigned Interests and to exercise any and all rights of conversion, exchange or subscription and any other rights, privileges or options pertaining thereto as if the Agent were the absolute owner thereof including, without limitation, the right to exchange, at its discretion, the Assigned Interests or any part thereof upon the merger, consolidation, reorganization, recapitalization or other readjustment of the respective issuer thereof or upon the exercise by or on behalf of any such issuer or the Agent of any right, privilege or option pertaining to the Assigned Interests or any part thereof and, in connection therewith, to deposit and deliver the Assigned Interests or any part thereof with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Agent may determine.

     (b) Upon the occurrence and during the continuation of any Default, the Agent shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the Code (regardless of whether the Code is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether the Code applies to the affected Assigned Interests), and further the Agent may, without demand and without advertisement, notice, hearing or process of law, all of which each Assignor hereby waives, at any time or times, sell and deliver any or all Assigned Interests held by or for it at public or private sale, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion. In the exercise of any such remedies, the Agent may sell all the Assigned Interests as a unit even though the sales price thereof may be in excess of the amount remaining unpaid on the Obligations. The Agent is authorized at any sale or other disposition of the Assigned Interests, if it deems it advisable so to do, to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account for investment, and not with a view to the distribution or resale of any of the Assigned Interests. In addition to all other sums due the Agent and Lenders hereunder, each Assignor shall pay the Agent all costs and expenses incurred by the Agent, including attorneys' fees and court costs, in obtaining, liquidating or enforcing payment of Assigned Interests or the Obligations or in the prosecution or defense of any action or proceeding by or against the Agent or an Assignor concerning any matter arising out of or connected with this Agreement or the Assigned Interests or the Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code (or any successor statute). Any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Assignors in accordance with
Section 11(b) hereof at least 10 days before the time of sale or other event giving rise to the requirement of such notice; provided however, no notification need be given to an Assignor if such Assignor has signed, after a Default has occurred, a statement renouncing any right to notification of sale or other intended disposition. The Agent shall not be obligated to make any sale or other disposition of the Assigned Interests regardless of notice having been given. The Agent may be the purchaser at any such sale or other disposition of the Assigned Interests or any part thereof. Each Assignor hereby waives all of its rights of redemption from any sale or other disposition of the Assigned Interests or any part thereof. Subject to the provisions of applicable law, the Agent may postpone or cause the postponement of the sale of all or any portion of the Assigned Interests by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale was postponed or the Agent may further postpone such sale by announcement made at such time and place.

EACH ASSIGNOR AGREES THAT IF ANY PART OF THE ASSIGNED INTEREST IS SOLD AT ANY PUBLIC OR PRIVATE SALE, THE AGENT MAY ELECT TO SELL ONLY TO A BUYER WHO WILL GIVE FURTHER ASSURANCES, SATISFACTORY IN FORM AND SUBSTANCE TO THE BANK, RESPECTING COMPLIANCE WITH THE REQUIREMENTS OF THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, AND A SALE SUBJECT TO SUCH CONDITION SHALL BE DEEMED COMMERCIALLY REASONABLE.

EACH ASSIGNOR FURTHER AGREES THAT IN ANY SALE OF ANY PART OF THE ASSIGNED INTEREST, THE AGENT IS HEREBY AUTHORIZED TO COMPLY WITH ANY LIMITATION OR RESTRICTION IN CONNECTION WITH SUCH SALE AS IT MAY BE ADVISED BY COUNSEL IS NECESSARY IN ORDER TO AVOID ANY VIOLATION OF APPLICABLE LAW (INCLUDING, WITHOUT LIMITATION, COMPLIANCE WITH SUCH PROCEDURES AS MAY RESTRICT THE NUMBER OF PROSPECTIVE BIDDERS AND PURCHASERS AND/OR FURTHER RESTRICT SUCH PROSPECTIVE BIDDERS OR PURCHASERS TO PERSONS WHO WILL REPRESENT AND AGREE THAT THEY ARE PURCHASING FOR THEIR OWN ACCOUNT FOR INVESTMENT AND NOT WITH A VIEW TO THE DISTRIBUTION OR RESALE OF SUCH COLLATERAL), OR IN ORDER TO OBTAIN ANY REQUIRED APPROVAL OF THE SALE OR OF THE PURCHASER BY ANY GOVERNMENTAL REGULATORY AUTHORITY OR OFFICIAL, AND THE ASSIGNOR FURTHER AGREES THAT SUCH COMPLIANCE SHALL NOT RESULT IN SUCH

SALE BEING CONSIDERED OR DEEMED NOT TO HAVE BEEN MADE IN A COMMERCIALLY REASONABLE MANNER, NOR SHALL THE BANK BE LIABLE OR ACCOUNTABLE TO THE ASSIGNOR FOR ANY DISCOUNT ALLOWED BY REASON OF THE FACT THAT SUCH COLLATERAL IS SOLD IN COMPLIANCE WITH ANY SUCH LIMITATION OR RESTRICTION.

     (c) The powers conferred upon the Agent hereunder are solely to protect its interest in the Assigned Interests and shall not impose on it any duty to exercise such powers. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Assigned Interests in its possession if the Assigned Interests are accorded treatment substantially equivalent to that which the Agent accords its own property, consisting of similar type securities, it being understood, however, that the Agent shall have no responsibility for (a) ascertaining or taking any action with respect to any matters relating to any Assigned Interests, whether or not the Agent has or is deemed to have knowledge of such matters, (b) taking any necessary steps to preserve rights against any parties with respect to any Assigned Interests, or
(c) initiating any action to protect the Assigned Interests against the possibility of a decline in market value. This Agreement constitutes an assignment of rights only and not an assignment of any duties or obligations of either Assignor in any way related to the Assigned Interests, and the Agent shall have no duty or obligation to discharge any such duty or obligation.

     (d) Failure by the Agent to exercise any right, remedy or option under this Agreement or any other agreement between an Assignor and the Agent or provided by law, or delay by the Agent in exercising the same, shall not operate as a waiver; and no waiver by the Agent or any Lender shall be effective unless it is in writing and then only to the extent specifically stated. Neither the Agent nor any party acting as attorney for the Agent shall he liable for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct. The rights and remedies of the Agent under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Agent may have.

     7. Application of Proceeds. All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Assigned Interests shall when received by the Agent in cash or its equivalent, be applied by the Agent in reduction of the Obligations to the extent required by the Credit Agreement. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all the Obligations, and termination of this Agreement, shall be paid over to the Assignor or to whomsoever may be lawfully entitled to receive such surplus. The Assignors shall remain liable to the Agent and Lenders for any deficiency.

     8. Continuing Agreement. This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Obligations, both for principal and interest, have been fully paid and satisfied and all agreements of the Lenders to extend credit to or for the account of either Assignor under the Credit Agreement have expired or otherwise have been terminated. Upon such termination of this Agreement, the Agent shall, upon the request and at the expense of the Assignors, forthwith release its security interest and assignment hereunder.

     9. The Agent. In acting under or by virtue of this Agreement, the Agent shall be entitled to all the rights, authority, privileges and immunities provided in the Credit Agreement all of which provisions of the Credit Agreement (including, without limitation, Article IX thereof) are incorporated by reference herein with the same force and effect as if set forth herein. The Agent hereby disclaims any representation or warranty to the Lenders concerning the perfection of the security interest granted hereunder or the value of the Assigned Interests.

     10. Primary Security; Obligations Absolute. The security interest and assignment herein created and provided for stand as direct and primary security for the Obligations. No application of any sums received by the Agent in respect of the Assigned Interests or any disposition thereof to the reduction of the Obligations or any portion thereof shall in any manner entitle any Assignor to any right, title or interest in or to the Obligations or any collateral security therefor, whether by subrogation or otherwise, unless and until all Obligations have been fully paid and satisfied and the commitments of the Lenders to extend credit or otherwise make financial accommodations available to the Assignors under the Credit Agreement have expired or otherwise have been terminated. Each Assignor acknowledges and agrees that the security interest and assignment hereby created and provided for are absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of the Agent, any Lender or any other holder of any of the Obligations, and without limiting the generality of the foregoing, the security interest and assignment hereof shall not be impaired by any acceptance by the Agent, any Lender or any holder of any of the Obligations of any other security for or guarantors upon any of the Obligations or by any failure, neglect or omission on the part of the Agent, any Lender or any other holder of any of the Obligations to realize upon or protect any of the Obligations or any collateral security therefor. Without limiting the restrictions contained in Section 10.13 and 10.14 of the Credit Agreement, the security interest and assignment hereof shall not in any manner be impaired or affected by (and the Agent and the Lenders, without notice to anyone, are hereby authorized to make from time to time) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the Obligations, or of any collateral security therefor, or of any guaranty thereof or of any obligor thereon. The Lenders may at their discretion at any time grant credit to the Assignors, or any of them individually, without notice to any Assignor in such amounts and on such terms as the Lenders may elect without in any manner impairing the lien and security hereby created and provided for. No release, compromise or discharge of any Assignor hereunder or with respect to any of the Obligations or any Assigned Interests provided by such Assignor shall release or discharge, or impair the agreements of, any other Assignor hereunder or in any manner impair the security interests and assignments granted by any other Assignor hereunder; and the Agent may proceed against the Assigned Interests provided hereunder by any one or more of the Assignors without proceeding against the other Assignors, their respective properties or any other security or guaranty whatsoever. Without limiting the generality of the foregoing, the requisite number of Lenders (as determined in accordance with the terms of the Credit Agreement) may at any time or from time to time release any Assignor from its obligations hereunder or release any Assigned Interests or effect any compromise with any Assignor, and no such release or compromise shall in any manner impair or otherwise effect the liens granted by, or the obligations of, the other Assignors hereunder. In order to foreclose or otherwise realize hereon and to exercise the rights granted the Agent hereunder and under applicable law, there shall be no obligation on the part of the Agent, any Lender or any other holder of any of the Obligations at any time to first resort for payment to any Borrower or any other obligor on any of the Obligations or to any guaranty of the Obligations or any portion thereof or to resort to any other collateral security, property, liens or any other rights or remedies whatsoever, and the Agent shall have the right to enforce this instrument irrespective of whether or not other proceedings or steps are pending seeking resort to or realization upon or from any of the foregoing.

     11. Miscellaneous.

     (a) This Agreement cannot be changed or terminated orally. All of the rights, privileges, remedies and options given to the Agent hereunder shall inure to the benefit of its successors and assigns, and all the terms, conditions, covenants, agreements, representations and warranties of and in this Agreement shall bind the Assignors and their respective legal representatives, successors and assigns, provided that neither Assignor may assign its rights or delegate its duties hereunder without the Agent and Lenders' prior written consent. Each Assignor hereby releases the Agent from any liability for any act or omission relating to the Assigned Interests or this Agreement, except for the Agent's gross negligence or willful misconduct.

     (b) Except as otherwise specified herein, all notices hereunder shall be in writing (including, without limitation, notice by telecopy) and shall be given to the relevant party at its address or telecopier number set forth below, or such other address or telecopier number as such party may hereafter specify by notice to the other given by United States certified or registered mail, by telecopy or by other telecommunication device capable of creating a written record of such notice and its receipt. Notices hereunder shall be addressed:

     to the Assignors at:                to the Agent at:
     LaSalle Partners Limited            Harris Trust and Savings Bank
     200 East Randolph                   111 West Monroe Street
     Chicago, Illinois 60601             Chicago, Illinois 60690
     Attention: Mr. Timothy McGarrity    Attention: Emerging Majors
     Telecopy: (312) 782-4339            Telecopy: (312) 461-2591

Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and a confirmation of such telecopy has been received by the sender, (ii) if given by mail, five (5) days after such communication is deposited in the mail, certified or registered with return receipt requested, addressed as aforesaid, or (iii) if given by any other means, when delivered at the addresses specified in this Section.

     (c) No Lender shall have the right to institute any suit, action or proceeding in equity or at law for the enforcement of any remedy under or upon this Agreement; it being understood and intended that no one or more of the Lenders shall have any right in any manner whatsoever to affect, disturb or prejudice the lien of this Agreement by its or their action or to enforce any right hereunder, and that all proceedings at law or in equity shall be instituted, had and maintained by the Agent in the manner herein provided and for the benefit of the Lenders.

     (d) All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement. The term "Assignor" and "Assignors" as used herein shall mean and include the Assignors collectively and also each individually, with all grants, representations, warranties and covenants of and by the Assignors, or any of them, herein contained to constitute joint and several grants, representations, warranties and covenants of and by the Assignors; provided, however, that unless the context in which the same is used shall otherwise require, any grant, representation, warranty or covenant contained herein related to the Assigned Interests shall be made by each Assignor only with respect to the Assigned Interests owned by it or represented by such Assignor as owned by it.

     (e) In the event that any provision hereof shall be deemed to be invalid or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provision, but only as to such locations where such law or interpretation is operative, and the invalidity or unenforceability of such provision shall not affect the validity of any remaining provisions hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect.

     (f) This Assignment constitutes an assignment of the rights of the Assignor with respect to the Partnerships only and not an assignment of any duties or obligations of the Assignor with respect thereto; and by its acceptance hereof, the Agent does not undertake to perform or discharge and shall not be responsible or liable for the performance or discharge of any such duties or responsibilities.

     (g) This Agreement shall be deemed to have been made in the State of Illinois and shall be governed by, and construed in accordance with, the laws of the State of Illinois. All terms which are used in this Agreement which are defined in the Code shall have the same meanings herein as said terms do in the Code unless this Agreement shall otherwise specifically provide. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

     (h) This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each constituting an original, but all together one and the same instrument. Each Assignor acknowledges that this Agreement is and shall be effective upon its execution and delivery by such Assignor to the Agent, and it shall not be necessary for the Agent to execute this Agreement or any other acceptance hereof or otherwise to signify or express its acceptance hereof.

     (i) Each Assignor hereby submits to the non-exclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois state court sitting in the City of Chicago for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each Assignor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient form. Each Assignor, the Agent and the Lenders each hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     In Witness Whereof, the Assignor has caused this Agreement to be duly executed and delivered the day and year first above written.


                                 LaSalle Partners Limited Partnership
                                   a Delaware Limited Partnership

                                   By
                                       ------------------------------
                                   Its
                                       ------------------------------


                                 LaSalle Partners Limited Partnership
                                   Partnership, a Delaware Limited
                                   Partnership

                                   By
                                       ------------------------------
                                   Its
                                       ------------------------------

     Acknowledged and Agreed to as of the date first above written

                                 Harris Trust and Savings Bank, as Agent

                                   By
                                       ---------------------------------
                                   Its
                                       ---------------------------------

                                  Schedule A

                             Partnership Interests


  Name of            Type of       Jurisdiction Of    Percent Of      Capital
Partnership        Organization     Organization       Ownership    Contribution

Income Parking       Limited          Illinois                        $750,000
 Fund Limited      Partnership
  Partnership

   LPMD-I            Limited          Delaware         31.1182%       $771,446
Investors L.P.     Partnership

                                  Schedule B

          Amendment to Collateral Assignment of Partnership Interests


     This Amendment to Collateral Assignment of Partnership Interests (the "Amendment") is dated as of ________________, __________, among LaSalle Partners Limited Partnership, a Delaware Limited Partnership, LaSalle Partners Management Limited Partnership, a Delaware Limited Partnership and Harris Trust and Savings Bank, as Agent. Reference is hereby made to that certain Collateral Assignment of Partnership Interests (the "Assignment") dated as of September 6, 1996, made by LaSalle Partners Limited Partnership, a Delaware Limited Partnership and LaSalle Partners Management Limited Partnership, a Delaware Limited Partnership. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Assignment.

     Subsequent to the delivery of the Assignment, certain partnership interests or limited liability company interests have been added as Assigned Interests under the Assignment. As a result of such addition, Schedule A of the Assignment does not accurately describe the partnership interests and limited liability company interests currently held by the Agent as collateral under the Assignment.

     The Assignors now desires to amend Schedule A to the Assignment to reflect such addition, and this instrument shall constitute an agreement between the Assignors and the Agent amending the Assignment in the respects, but only in the respects, hereinafter set forth:

     1. Schedule A of the Assignment shall be and hereby is amended, and as so amended it shall be restated in its entirety to read as set forth on Annex A attached hereto.

     2. As collateral security for the Obligations, each Assignor hereby grants to the Agent for the benefit of the Lenders a continuing lien on and security interest in, and acknowledges and agrees that the Agent has and shall continue to have a continuing lien on and security interest in, all interests of each organization listed and described on Annex A attached hereto and all the other properties, rights, interests and privileges comprising the Assigned Interests (as such term is defined in the Assignment after giving effect to this Amendment), to the same extent and with the same force and effect as if the interests described on Annex A had originally been included on Schedule A to the Assignment. The foregoing granting clause is in addition to and supplemental of and not in substitution for the granting clause contained in the Assignment. Neither the Assignors nor the Agent intends by this Amendment to in any way impair or otherwise affect the lien and security interest of the Assignment on such of the Assigned Interests which were subject to the Assignment prior to giving effect to this Amendment.

     3. Each Assignor hereby repeats and reaffirms all of its covenants, agreements, representations and warranties contained in the Assignment, each and all of which shall be applicable to all of the properties, rights, interests and privileges subject to the lien and security interest of the Assignment after giving effect to this Amendment. Each Assignor hereby certifies that no Default or event which with the giving of notice or the lapse of time, or both, would constitute a Default exists under the Assignment after giving effect to this Amendment.

     4. No reference to this Amendment need be made in any note, instrument or other document at any time referring to the Assignment, any reference in any of such items to the Assignment to be deemed a reference to the Assignment as modified hereby. All references in the Assignment to the term "Assigned Interests" shall be deemed a reference to such terms as defined in the Assignment after giving effect to this Amendment.

     5. Except as specifically modified hereby, all the terms and conditions of the Assignment shall stand and remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, each Assignor has caused this Amendment to be duly executed and delivered the day and year first above written.


                                 LASALLE PARTNERS LIMITED PARTNERSHIP,
                                   a Delaware Limited Partnership

                                   By  /s/ Timothy M. McGarrity
                                       ---------------------------------
                                   Its Vice President, Treasurer and
                                       ---------------------------------
                                       Assistant Secretary



                                 LASALLE PARTNERS MANAGEMENT LIMITED
                                   PARTNERSHIP,
                                   a Delaware Limited Partnership

                                   By  /s/ Charles K. Esler, Jr.
                                       ---------------------------------
                                   Its President, Managing Director,
                                       ---------------------------------
                                       Treasurer and Secretary



     Accepted and agreed to in Chicago, Illinois, as of the date first above written.


                                 HARRIS TRUST AND SAVINGS BANK, as Agent

                                   By  /s/ M. Elizabeth Gilliam
                                       ---------------------------------
                                   Its Vice President
                                       ---------------------------------